# AGREEMENT TO PROVIDE INSURANCE

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| **Grantor:** | Flurida Group, Inc.<br>24412 South Main Street, Suite 105<br>Carson, CA 90745 | **Lender:** | East West Bank<br>Loan Servicing Department<br>9300 Flair Drive, 6th Floor<br>El Monte, CA 91731 |

**INSURANCE REQUIREMENTS.** Grantor, Flurida Group, Inc. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

**Collateral:** **All Inventory and Equipment.**
**Type:** All risks, including fire, theft and liability.
**Amount:** $2,000,000.00.
**Basis:** Replacement value.
**Endorsements:** Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
**Comments:** Lender's Loss Payable Endorsement to read: East West Bank, its successors and/or assigns, at P.O. Box 60021, City of Industry, CA 91716-0021.
**Latest Delivery Date:** By the loan closing date.

**INSURANCE COMPANY.** Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

**INSURANCE MAILING ADDRESS.** All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

East West Bank
Loan Service Department - Insurance
P.O. Box 60021
City of Industry, CA 91716-0021

**FAILURE TO PROVIDE INSURANCE.** Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of July 16, 2014, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

**AUTHORIZATION.** For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

**GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JULY 16, 2014.**

**GRANTOR:**

**FLURIDA GROUP, INC.**

By: ______________________________
Jian Feng Ding, President/CEO of Flurida Group, Inc.

By: ______________________________
Yaru Huang, CFO/Treasurer of Flurida Group, Inc.

**FOR LENDER USE ONLY**
**INSURANCE VERIFICATION**

DATE: ____________________ PHONE ____________________

AGENT'S NAME: ____________________
AGENCY: ____________________
ADDRESS: ____________________
INSURANCE COMPANY: ____________________
POLICY NUMBER: ____________________
EFFECTIVE DATES: ____________________
COMMENTS: ____________________

# BUSINESS LOAN AGREEMENT (ASSET BASED)

**Borrower:** Flurida Group, Inc.
24412 South Main Street, Suite 105
Carson, CA 90745

**Lender:** East West Bank
Loan Servicing Department
9300 Flair Drive, 6th Floor
El Monte, CA 91731

**THIS BUSINESS LOAN AGREEMENT (ASSET BASED) dated July 16, 2014, is made and executed between Flurida Group, Inc. ("Borrower") and East West Bank ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.**

**TERM.** This Agreement shall be effective as of July 16, 2014, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

**ADVANCE AUTHORITY.** The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: **Jian Feng Ding, President/CEO of Flurida Group, Inc.; and/or Yaru Huang, CFO/Treasurer of Flurida Group, Inc.**

**LINE OF CREDIT.** Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

**Conditions Precedent to Each Advance.** Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

(1) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

(2) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

(3) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

(4) All guaranties required by Lender for the credit facility(ies) shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

(5) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's books, records, and operations, and Lender shall be satisfied as to their condition.

(6) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

(7) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

**Making Loan Advances.** Advances under this credit facility, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (1) when credited to any deposit account of Borrower maintained with Lender or (2) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

**Mandatory Loan Repayments.** If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

**Loan Account.** Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

**COLLATERAL.** To secure payment of the Primary Credit Facility and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender:

**Perfection of Security Interests.** Borrower agrees to execute all documents perfecting Lender's Security Interest and to take whatever actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper and

instruments if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and Lender will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender before any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender before any change in Borrower's Social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

**CONDITIONS PRECEDENT TO EACH ADVANCE.** Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

**Loan Documents.** Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

**Borrower's Authorization.** Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

**Fees and Expenses Under This Agreement.** Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable.

**Representations and Warranties.** The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

**No Event of Default.** There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

**REPRESENTATIONS AND WARRANTIES.** Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

**Organization.** Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Nevada. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 24412 South Main Street, Suite 105, Carson, CA 90745. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower's business activities.

**Assumed Business Names.** Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: **None.**

**Authorization.** Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

**Financial Information.** Each of Borrower's financial statements supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

**Legal Effect.** This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

**Properties.** Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

**Hazardous Substances.** Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower's ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any

Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

**Litigation and Claims.** No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

**Taxes.** To the best of Borrower's knowledge, all of Borrower's tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

**Lien Priority.** Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

**Binding Effect.** This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

**AFFIRMATIVE COVENANTS.** Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

**Notices of Claims and Litigation.** Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

**Financial Records.** Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

**Financial Statements.** Furnish Lender with the following:

**Additional Requirements.** Borrower understands and agrees that while this agreement is in effect, Borrower will maintain a financial condition indicated by the following statements at all times, unless otherwise noted:

**Interim Statements.** As soon as available, but in no event later than forty-five (45) days after the end of each quarter, Borrower shall provide Lender with balance sheet, income and expense statements, reconciliation of net worth and statement of cash flows, with notes thereto for the period ended, prepared by Borrower.

**Guarantor Annual Statements.** Annually, Borrower shall provide Lender with the financial statement of each Guarantor certified by such Guarantor to be true and correct no later than April 15th.

**Annual Statements.** As soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower shall provide Lender with balance sheet, income and expense statements, reconciliation of net worth and statement of cash flows, with notes thereto for the year ended, audited by a certified public accountant satisfactory to Lender.

**Tax Returns.** Within ten (10) days of filing, Borrower shall provide Lender with a signed copy of the Federal Income Tax Return of Borrower together with K-1's and all other schedules pertaining to the Tax Return, or a signed copy of each of the Request for Tax Return Extensions. Tax returns are to be provided no later than nine (9) months after the fiscal year end.

**Guarantor Tax Returns.** Within ten (10) days of filing, Borrower shall provide Lender with a signed copy of the Federal Income Tax Return of each Guarantor together with K-1's and all other schedules pertaining to the Tax Return, or a signed copy of each of the Request for Tax Return Extension. Tax returns are to be provided no later than October 31st.

**Agings.** Within twenty (20) days, or sooner, after the end of each month, Borrower shall provide Lender with a listing and aging by invoice date of all accounts receivable and all accounts payable in detailed format acceptable to Lender.

**Inventory.** Within twenty (20) days, or sooner, after the end of each month, Borrower shall provide Lender with a listing of inventory in detailed format acceptable to Lender.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

**Additional Information.** Furnish such additional information and statements, as Lender may request from time to time.

**Additional Requirements.** Borrower understands and agrees that while this agreement is in effect, Borrower will maintain a financial condition indicated by the following ratios at all times, unless otherwise noted:

**Tangible Net Worth.** Maintain an effective Tangible Net Worth (defined as total book net worth plus minority interest, less due from officers/stockholders/affiliates minus intangible assets and accumulated amortization plus debt subordinated to East West Bank) of not less than $2,400,000.00.

**Debt to Tangible Net Worth.** Maintain a Debt to effective Tangible Net Worth (defined as total liabilities minus debt subordinated to East West Bank divided by effective Tangible Net Worth defined as total book net worth plus minority interest, less loan(s) to officers/stockholders/affiliates minus intangible assets and accumulated amortization plus debt subordinated to East West Bank) not to exceed 2.75 to 1.

**Current Ratio.** Maintain a Current Ratio (defined as total current assets divided by total current liabilities) of not less than 1.25 to 1.

**Interest Coverage Ratio.** Maintain an Interest Coverage Ratio (defined as earnings before interest, taxes, depreciation, and amortization **("EBITDA")** divided by total interest expense) of not less than 2.0 to 1.

**Quarterly Losses.** No consecutive losses for 2 quarters. Maintain profitability by not allowing two (2) consecutive quarterly losses.

**Insurance.** Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender's loss payable or other endorsements as Lender may require.

**Insurance Reports.** Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

**Guaranties.** Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender's forms, and in the amounts and under the conditions set forth in those guaranties.

| Names of Guarantors | Amounts |
|---|---|
| Jian Feng Ding | Unlimited |
| Yaru Huang | Unlimited |

**Other Agreements.** Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

**Loan Proceeds.** Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

**Taxes, Charges and Liens.** Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

**Performance.** Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

**Operations.** Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

**Environmental Studies.** Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

**Compliance with Governmental Requirements.** Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

**Inspection.** Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

**Environmental Compliance and Reports.** Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower's part or on the part of any third party, on property owned and/or

occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

**Additional Assurances.** Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

**LENDER'S EXPENDITURES.** If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

**NEGATIVE COVENANTS.** Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

**Indebtedness and Liens.** (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower's accounts, except to Lender.

**Continuity of Operations.** (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

**Loans, Acquisitions and Guaranties.** (1) Loan, invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

**Agreements.** Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

**CESSATION OF ADVANCES.** If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

**RIGHT OF SETOFF.** To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

**DEFAULT.** Each of the following shall constitute an Event of Default under this Agreement:

**Payment Default.** Borrower fails to make any payment when due under the Loan.

**Other Defaults.** Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

**Default in Favor of Third Parties.** Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's or any Grantor's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

**False Statements.** Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false

or misleading at any time thereafter.

**Insolvency.** The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

**Defective Collateralization.** This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

**Creditor or Forfeiture Proceedings.** Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

**Events Affecting Guarantor.** Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

**Change in Ownership.** Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

**Adverse Change.** A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

**Right to Cure.** If any default, other than a default on Indebtedness, is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiate steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

**Other Defaults Modified.** Notwithstanding the section above entitled "Other Defaults", Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents between Lender and Borrower; or any shareholder, member, trustor, or any owner of the Borrower also holding a controlling interest in any given entity's common stock, membership interest, trust interest, or any other ownership interest ("Related Entity"), fails to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and the Related Entity.

**EFFECT OF AN EVENT OF DEFAULT.** If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

**LINE USAGE.** The usage of the Loan shall be governed by the following sub-limits with:

Maximum aggregate amount that may be outstanding under all sub-limits (items 1 through 4) shall be the lesser of **$6,000,000.00 or 80.00% of eligible accounts receivable and 50.00% of book inventory.**

Maximum aggregate amount that may be outstanding under Direct Debt sub-limit (items 3 through 4); **$6,000,000.00 or 80.00% of eligible accounts receivable and 50.00% of book inventory**.

(1) Up to **$3,000,000.00** for issuance of Sight Letters of Credit (LC).

(2) Up to **$3,000,000.00** for issuance of Standby Letters of Credit (SBLC).

(3) Up to **$6,000,000.00** for Clean Advances of up to maturity of the line.

(4) Up to **$2,000,000.00** for FX Pre-Settlement Risk allowing customer to purchase forward contracts to hedge against FX currency risk.

**SPECIAL INSTRUCTIONS ON SUB-NOTES**

Allow to issue letter of credits up to 120 days past loan maturity.

**DEPOSIT RELATIONSHIP.** While this Agreement is in effect, Borrower shall maintain its primary operating account and all operating deposit accounts must be open with Lender.

**ELECTRONIC INSTRUCTIONS.** Borrower desires to apply for Advances and instruct Lender regarding all other aspects of the Loan electronically, including but not limited to by electronic mail, internet, telex, telefax, facsimile and/or telecopy. Borrower agrees that Lender may act in accordance with electronically transmitted applications and instructions ("Electronic Instructions") subject to the following provisions: 1) Borrower's Electronic Instructions must be sent to Lender electronically only by means of such services and in such format(s) as may be approved from time to time by Lender in its sole discretion; 2) Borrower will provide to Lender, in writing and duly signed by Borrower, any reasonable security or verification procedures, and Lender may require additional security or verification procedures in its sole discretion; 3) Borrower hereby authorizes and instructs Lender to take all actions requested in any and all Electronic Instructions and agrees that each such Electronic Instruction will be deemed an original and, if sent in lieu

of manually signed instructions, will be deemed to incorporate all of the terms and provisions of the Lender's standard form or format, if any, for such instructions; 4) Borrower recognizes and agrees that it will be obligated for any loan advance request and/or instruction pursuant to Electronic Instructions to the same extent as if such advance request and/or instruction were provided pursuant to Lender's standard form or Lender approved format(s) manually signed by Borrower; 5) Borrower agrees to indemnify and hold harmless Lender, its officers, directors, employees and affiliates against any and all liability, loss, cost, damages, attorneys' fees and other expenses which Lender may incur in reliance upon and pursuant to any and all of the Electronic Instructions received by Lender and purported to be sent by Borrower; 6) Lender is not responsible for checking electronic communications devices on a regular basis, and Borrower will make arrangements to assure Electronic Instructions have been sent to a current employee of Lender, and the employee of Lender has received and read the Electronic Instructions; 7) Lender is not responsible for delays, errors or omissions resulting from malfunction of electronic communications devices or from other conditions beyond the control of Lender; and 8) Lender is not responsible for misuse of or wrongful access to electronic communications devices by Borrower's representatives and employees nor for any delay in acting on Electronic Instructions caused by Electronic Instructions which Lender deems to be uncertain or unclear or incomplete.

**PRIOR LOAN AGREEMENT.** This Loan Agreement supersedes, replaces and restates in its entirety that certain Business Loan Agreement dated May 25, 2011 entered into between Borrower and Lender, together with all modifications thereto (the "Prior Loan Agreement"). The Prior Loan Agreement shall have no further force and effect.

**JUDICIAL REFERENCE.** If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings. The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof. The costs shall be borne equally by the parties.

**ORAL AGREEMENTS NOT EFFECTIVE.** This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions. Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee's sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender. Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above. Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender. Neither this Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section. Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee's sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender. Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

**CHOICE OF VENUE.** If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Los Angeles County, State of California.

**MISCELLANEOUS PROVISIONS.** The following miscellaneous provisions are a part of this Agreement:

**Amendments.** This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

**Attorneys' Fees; Expenses.** Borrower agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to

modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

**Caption Headings.** Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

**Consent to Loan Participation.** Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

**Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.**

**No Waiver by Lender.** Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any of Borrower's or any Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

**Notices.** Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

**Severability.** If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

**Subsidiaries and Affiliates of Borrower.** To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used in this Agreement shall include all of Borrower's subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower's subsidiaries or affiliates.

**Successors and Assigns.** All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower's successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower's rights under this Agreement or any interest therein, without the prior written consent of Lender.

**Survival of Representations and Warranties.** Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

**Time is of the Essence.** Time is of the essence in the performance of this Agreement.

**Waive Jury. To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.**

**DEFINITIONS.** The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

**Advance.** The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms

and conditions of this Agreement.

**Agreement.** The word "Agreement" means this Business Loan Agreement (Asset Based), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement (Asset Based) from time to time.

**Borrower.** The word "Borrower" means Flurida Group, Inc. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

**Borrowing Base.** The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (1) $6,000,000.00 or (2) the sum of (a) 80.000% of accounts receivable less than 90 days from invoice date and (b) 50.000% of inventory. Accounts receivable and inventory used to calculate the Borrowing Base must be acceptable to Lender

**Business Day.** The words "Business Day" mean a day on which commercial banks are open in the State of California.

**Collateral.** The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The word Collateral also includes without limitation all collateral described in the Collateral section of this Agreement.

**Environmental Laws.** The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

**Event of Default.** The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

**Expiration Date.** The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

**GAAP.** The word "GAAP" means generally accepted accounting principles.

**Grantor.** The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

**Guarantor.** The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

**Guaranty.** The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

**Hazardous Substances.** The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

**Indebtedness.** The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

**Lender.** The word "Lender" means East West Bank, its successors and assigns.

**Loan.** The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

**Note.** The word "Note" means the Promissory Note dated May 25, 2011 and Change in Terms Agreement dated July 16, 2014, in the principal amount of $6,000,000.00, including without limitation all of Borrower's previous Promissory Notes related to this Loan, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the Promissory Note or Agreement.

**Permitted Liens.** The words "Permitted Liens" mean (1) liens and security interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

**Primary Credit Facility.** The words "Primary Credit Facility" mean the credit facility described in the Line of Credit section of this Agreement.

**Related Documents.** The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

**Security Agreement.** The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements,

understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

**Security Interest.** The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

**BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT (ASSET BASED) AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT (ASSET BASED) IS DATED JULY 16, 2014.**

**BORROWER:**

**FLURIDA GROUP, INC.**

**By:** ______________________
**Jian Feng Ding, President/CEO of Flurida Group, Inc.**

**By:** ______________________
**Yaru Huang, CFO/Treasurer of Flurida Group, Inc.**

**LENDER:**

**EAST WEST BANK**

**By:** ______________________
**Authorized Signer**

# CHANGE IN TERMS AGREEMENT

| | | | |
|---|---|---|---|
| **Borrower:** | Flurida Group, Inc.<br>24412 South Main Street, Suite 105<br>Carson, CA 90745 | **Lender:** | East West Bank<br>Loan Servicing Department<br>9300 Flair Drive, 6th Floor<br>El Monte, CA 91731 |

**Principal Amount: $6,000,000.00** **Date of Agreement: July 16, 2014**

**DESCRIPTION OF EXISTING INDEBTEDNESS.** The Promissory Note dated May 25, 2011 for Loan Number: 3001523 in the original Principal Amount of $2,000,000.00 (the "Note"), along with any and all subsequent Change In Terms Agreement.

**DESCRIPTION OF CHANGE IN TERMS.** The **maturity date** of the Note is hereby extended from **July 10, 2014 to July 31, 2015.**

The Principal Amount of the Note is hereby increased to **Six Million and No/100 Dollars ($6,000,000.00).**

The section entitled **"DISHONORED ITEM FEE"** is hereby amended and restated as follows:

**DISHONORED ITEM FEE.** Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

The sections entitled **"PAYMENT"** is hereby amended and restated as follows:

**PAYMENT**. The usage of the Loan shall be governed by the following sub-limits with:

Maximum aggregate amount that may be outstanding under all sub-limits (items 1 through 4) shall be the lesser of **$6,000,000.00 or 80.00% of eligible accounts receivable and 50.00% of book inventory.**

Maximum aggregate amount that may be outstanding under Direct Debt sub-limit (items 3 through 4); **$6,000,000.00 or 80.00% of eligible accounts receivable and 50.00% of book inventory.**

(1) Up to **$3,000,000.00** for issuance of Sight Letters of Credit (LC).

(2) Up to **$3,000,000.00** for issuance of Standby Letters of Credit (SBLC).

(3) Up to **$6,000,000.00** for Clean Advances of up to maturity of the line.

(4) Up to **$2,000,000.00** for FX Pre-Settlement Risk allowing customer to purchase forward contracts to hedge against FX currency risk.

**SPECIAL INSTRUCTIONS ON SUB-NOTES**

Allow to issue letter of credits up to 120 days past loan maturity.

Interest accrued on amounts advanced shall be due and payable on the twenty-fifth (25th) day of each month commencing with the first (1st) month after the date of advance. The outstanding principal balance of this note together with all accrued and unpaid interest and all other amounts due hereunder, shall be due and payable on **July 31, 2015 (the Maturity date).**

Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

**CONTINUING VALIDITY.** Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

**PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.**

**BORROWER:**

**FLURIDA GROUP, INC.**

By: ______________________________
Jian Feng Ding, President/CEO of Flurida Group, Inc.

By: ______________________________
Yaru Huang, CFO/Treasurer of Flurida Group, Inc.

# DISBURSEMENT REQUEST AND AUTHORIZATION

| Borrower: | Flurida Group, Inc.<br>24412 South Main Street, Suite 105<br>Carson, CA 90745 | Lender: | East West Bank<br>Loan Servicing Department<br>9300 Flair Drive, 6th Floor<br>El Monte, CA 91731 |
|---|---|---|---|

**LOAN TYPE.** This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $6,000,000.00 due on July 31, 2015. This is a secured renewal loan.

**PRIMARY PURPOSE OF LOAN.** The primary purpose of this loan is for:

☐ **Personal, Family, or Household Purposes or Personal Investment.**

☒ **Business (Including Real Estate Investment).**

**SPECIFIC PURPOSE.** The specific purpose of this loan is: The specific purpose of this modification is to increase loan amount and renew line of credit.

**DISBURSEMENT INSTRUCTIONS.** Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $6,000,000.00 as follows:

| | |
|---|---|
| **Other Disbursements:** | $6,000,000.00 |
| $4,000,000.00 Existing Commitment | |
| $2,000,000.00 Increased Commitment | |
| **Note Principal:** | $6,000,000.00 |

**AUTOMATIC PAYMENTS.** Borrower hereby authorizes Lender automatically to deduct from Borrower's Demand Deposit - Checking account, numbered 8022000866, the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

**REQUEST FOR ADVANCE.** All requests for Advances and line paydowns received in Lender's Loan Service Dept. at 9300 Flair Drive, 6th Floor, El Monte, CA 91731 after 4:00 p.m. will be treated as having been requested on the next succeeding business day.

Any ( 1 ) of the following individuals are authorized to request advances and authorize payments under this loan, and take all additional actions such individual(s) may deem necessary or appropriate to implement the provisions of the documents relating to this loan. The individuals named below hold the titles appearing after their respective names, and true specimens of their signatures appear after their respective names below.

| Name/Title | Signature |
|---|---|
| Jianfeng Ding CEO | [signature] |
| Yaru Huang CFO | [signature] |
| | |
| | |

**LOAN FEE DEDUCTION.** Borrower authorizes Lender to deduct the fees and any other third party costs and expenses related to the Loan and charges above from Borrower's checking account, number, 8022000866 with Lender, all without further consent of Borrower. Bank is fully entitled to take such actions even if Borrower gives contrary instructions or demands to Bank.

**FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JULY 16, 2014.**

**BORROWER:**

**FLURIDA GROUP, INC.**

By: [signature]
**Jian Feng Ding, President/CEO of Flurida Group, Inc.**

By: [signature]
**Yaru Huang, CFO/Treasurer of Flurida Group, Inc.**

# GUARANTOR CONSENT

| | | | |
|---|---|---|---|
| **Borrower:** | **Flurida Group, Inc.**<br>**24412 South Main Street, Suite 105**<br>**Carson, CA 90745** | **Lender:** | **East West Bank**<br>**Loan Servicing Department**<br>**9300 Flair Drive, 6th Floor**<br>**El Monte, CA 91731** |

Re: Loan #3001523

The undersigned ("Guarantor") has executed a Commercial Guaranty dated May 25, 2011, in favor of Lender ("Guaranty"). Guarantor hereby acknowledges its consent to the terms and provisions of the foregoing Change in Terms Agreement/Note and/or Modification Agreement and the transactions contemplated thereby. Guarantor hereby reaffirms its obligations to Lender under the Guaranty. Guarantor hereby reaffirms that its obligations under the Guaranty to Bank are separate and distinct from Borrower's obligations to Bank.

**Acknowledged and agreed as of July 16, 2014:**

GUARANTOR:

X______________________________
Jian Feng Ding.

# GUARANTOR CONSENT

| | | | |
|---|---|---|---|
| **Borrower:** | **Flurida Group, Inc.<br>24412 South Main Street, Suite 105<br>Carson, CA 90745** | **Lender:** | **East West Bank<br>Loan Servicing Department<br>9300 Flair Drive, 6th Floor<br>El Monte, CA 91731** |

Re: Loan #3001523

The undersigned ("Guarantor") has executed a Commercial Guaranty dated May 25, 2011, in favor of Lender ("Guaranty"). Guarantor hereby acknowledges its consent to the terms and provisions of the foregoing Change in Terms Agreement/Note and/or Modification Agreement and the transactions contemplated thereby. Guarantor hereby reaffirms its obligations to Lender under the Guaranty. Guarantor hereby reaffirms that its obligations under the Guaranty to Bank are separate and distinct from Borrower's obligations to Bank.

**Acknowledged and agreed as of July 16, 2014:**

GUARANTOR:

X______________________________

Yaru Huang.

# NOTICE OF FINAL AGREEMENT

**Borrower:** Flurida Group, Inc.
24412 South Main Street, Suite 105
Carson, CA 90745

**Lender:** East West Bank
Loan Servicing Department
9300 Flair Drive, 6th Floor
El Monte, CA 91731

**BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.**

**As used in this Notice, the following terms have the following meanings:**

**Loan.** The term "Loan" means the following described loan: a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $6,000,000.00 due on July 31, 2015. This is a secured renewal loan.

**Loan Agreement.** The term "Loan Agreement" means:

Business Loan Agreement (Asset Based)

Change In Terms Agreement

Guarantor Consent

Guarantor Consent

Agreement to Provide Insurance

Disbursement Request and Authorization

Notice of Final Agreement

**Parties.** The term "Parties" means East West Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

| | |
|---|---|
| Borrower: | Flurida Group, Inc. |
| Grantor(s): | Flurida Group, Inc. |
| Guarantor 1: | Jian Feng Ding |
| Guarantor 2: | Yaru Huang |

**Each Party who signs below, other than East West Bank, acknowledges, represents, and warrants to East West Bank that it has received, read and understood this Notice of Final Agreement. This Notice is dated July 16, 2014.**

**BORROWER:**

**FLURIDA GROUP, INC.**

By: ______________________________
Jian Feng Ding, President/CEO of Flurida Group, Inc.

By: ______________________________
Yaru Huang, CFO/Treasurer of Flurida Group, Inc.

**GUARANTOR:**

X ______________________________
Jian Feng Ding, Individually

**GUARANTOR:**

X ______________________________
Yaru Huang, Individually

**LENDER:**

**EAST WEST BANK**

X ______________________________
Authorized Signer